UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (the “Company”), was held on May 12, 2021 (the “Annual Meeting”). As of March 15, 2021, the record date of the Annual Meeting, 86,774,637 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 79,633,938 shares of United’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of eleven directors to constitute the Board of Directors to serve until the 2022 annual meeting of shareholders and until their successors are elected and qualified:

	For	Withheld
Robert H. Blalock	70,587,746	4,771,662
James P. Clements	73,027,201	2,332,207
L. Cathy Cox	71,128,671	4,230,737
Kenneth L. Daniels	72,372,305	2,987,103
Lance F. Drummond	69,016,485	6,342,923
H. Lynn Harton	70,069,604	5,289,804
Jennifer K. Mann	72,734,424	2,624,984
Thomas A. Richlovsky	71,164,864	4,194,544
David C. Shaver	72,385,332	2,974,076
Tim R. Wallis	71,281,375	4,078,033
David H. Wilkins	45,561,550	29,797,858

There were 4,274,530 broker non-votes for each director on this proposal.

Proposal 2. The approval of an amendment to the Restated Articles of Incorporation, as amended, to increase the number of shares of our voting common stock, par value $1.00, available for issuance from 150,000,000 to 200,000,000:

For	Against	Abstain	Broker Non-Votes
76,102,144	1,676,435	1,855,359	4,274,530

Proposal 3. The approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers:

For	Against	Abstain	Broker Non-Votes
70,715,830	2,265,474	2,378,104	4,274,530

Proposal 4. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
76,220,225	1,582,340	1,831,373	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
	Name:	Melinda Davis Lux
	Title:	Executive Vice President, General Counsel, and Corporate Secretary

Date: May 13, 2021